UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2024

VILLAGE FARMS INTERNATIONAL, INC.

(Exact name of Registrant as Specified in Its Charter)

Ontario	001-38783	Not applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4700-80th Street British Columbia Canada
Delta, British Columbia, Canada		V4K 3N3
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (604) 940-6012

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	VFF	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 28, 2024, Village Farms International, Inc. (the “Company” or “Village Farms”) held its Annual Meeting of Shareholders. For more information about the proposals set forth below, please see the Company’s Definitive Proxy Statement filed with the U.S. Securities and Exchange Commission on May 22, 2024.

Proposal No. 1: The election of the Board of Directors to serve until the 2025 Annual Meeting of Shareholders or until their successors are elected or appointed, received the following votes:

Nominee	Votes For	% For	Votes Withheld	% Withheld	Broker Non-Votes
John R. McLernon	30,289,557	89.91%	3,437,214	10.19%	22,602,563
John P. Henry	25,514,182	75.68%	8,197,814	24.32%	22,617,338
David Holewinski	25,011,249	74.19%	8,700,746	25.81%	22,617,339
Kathleen M. Mahoney	32,591,406	96.63%	1,135,365	3.37%	22,602,563
Christopher C. Woodward	24,950,598	74.01%	8,761,397	25.99%	22,617,339
Carolyn Hauger	32,690,521	96.93%	1,036,250	3.07%	22,602,563
Michael A. DeGiglio	32,353,200	95.93%	1,373,571	4.07%	22,602,563
Stephen C. Ruffini	30,731,459	91.16%	2,980,536	8.84%	22,617,339

Proposal No. 2: The approval of the compensation of the Company’s named executive officers on an advisory, non-binding basis, received the following votes:

Votes For	% of Voted	Votes Against	% of Voted	Abstain	% of Voted	Broker Non-Votes
24,675,983	73.16%	8,795,553	26.08%	255,233	0.76%	22,602,565

Proposal No. 3: Re-appointing PricewaterhouseCoopers LLP as the independent registered public accounting firm to serve as the Company's independent auditor for the fiscal year ending December 31, 2024, and authorizing the directors to fix their remuneration.:

Votes For	% For	Votes Withheld	% Withheld
55,884,085	99.21%	445,249	0.79%

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VILLAGE FARMS INTERNATIONAL, INC.

Date:	June 28, 2024	By:	/s/ Stephen C. Ruffini
Name: Stephen C. Ruffini Title: Executive Vice President and Chief Financial Officer (Authorized Signatory and Principal Financial and Accounting Officer)